Monaker Group, Inc. - 10-K

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Monaker Group, Inc. (the “Company”), on Form 10-K for the year ended February 28, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Omar Jimenez, Principal Accounting/Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Annual Report on Form 10-K for the year ended February 28, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report on Form 10-K for the year ended February 28, 2018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2018	By:	/s/ Omar Jimenez
Omar Jimenez
Chief Financial Officer
(Principal Accounting/Financial Officer)